                                                                    EXHIBIT 10.8




                         REGISTRATION RIGHTS AGREEMENT



                                    BETWEEN



                                TRUETIME, INC.,
                             A DELAWARE CORPORATION



                                      AND



                            OYO CORPORATION U.S.A.,
                              A TEXAS CORPORATION












                       DATED AS OF ________________, 1999

                               TABLE OF CONTENTS

                                   ARTICLE I
                                  DEFINITIONS

                                   ARTICLE II
                              REGISTRATION RIGHTS

2.1           Registration of Registrable Securities..........................3
2.2           Registration Statement Form.....................................5
2.3           Expenses........................................................5
2.4           Effective Registration Statement................................6
2.5           Underwriters....................................................6
2.6           Apportionment in Registrations Requested........................6

                                  ARTICLE III
                            REGISTRATION PROCEDURES

3.1           Procedures......................................................7
3.2           Underwriting Agreement..........................................8
3.3           Shareholder's Information.......................................9
3.4           Preparation; Reasonable Investigation...........................9
3.5           Nominees for Beneficial Owners..................................9

                                   ARTICLE IV
                                INDEMNIFICATION

4.1           Indemnification by the Company.................................10
4.2           Indemnification by the Shareholder.............................10
4.3           Contribution...................................................11
4.4           Notices of Claims, etc.........................................12

                                   ARTICLE V
                                 MISCELLANEOUS

5.1           Notices........................................................13
5.2           Assignment; Other Benefits.....................................14
5.3           Amendments and Waivers.........................................14
5.4           Headings.......................................................14
5.5           Severability of Provisions.....................................14
5.6           Entire Agreement...............................................15
5.7           Counterparts...................................................15
5.8           Governing Law..................................................15

                         REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of ____________, 1999, between TrueTime, Inc., a Delaware corporation (the "Company"), and OYO Corporation U.S.A., a Texas corporation (the
"Shareholder").

                              W I T N E S S E T H:

                  WHEREAS, the Company is a wholly owned subsidiary of Shareholder and the Company and the Shareholder desire to set forth the terms and conditions by which the Company will register the shares of Common Stock owned by the Shareholder following a contemplated initial public offering of Common Stock;

                  NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

                  Capitalized terms used in this Agreement shall (a) include the singular as well as the plural, (b) include the masculine as well as the feminine and neutral and (c) have the meanings given to them in this Article I, unless defined elsewhere in this Agreement.

                  "Affiliate", with respect to any Person, means any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" or "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Commission" means the Securities and Exchange Commission of the United States of America or any other federal agency at the time administering the Securities Act.

                  "Common Stock" means (a) all shares now or hereafter authorized and designated as the Common Stock of the Company, including (without limitation) the Company's presently authorized common stock, $.01 par value per share, and (b) any securities issued or issuable with respect to any such securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or reorganization or otherwise upon any required adjustments, and securities of any other class with which such securities may hereafter have been exchanged or reclassified.

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

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated from time to time thereunder.

                  "Governmental Entity" means the United States of America, any state, province, territory, county, city, municipality and any subdivision thereof, any court, administrative or regulatory agency, commission, department or body or other governmental authority or instrumentality, the Commission, or any entity or person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Party" means the Company or the Shareholder and "Parties" means the Company and the Shareholder.

                  "Permitted Transferee" means, in the case of any holder of Registrable Securities, (a) any Affiliate, partner or shareholder of such holder or (b) any Person with respect to which the Board of Directors of the Company shall have adopted a resolution stating that the Board has no objection if a sale of shares is made to such Person.

                  "Person" means any natural person or entity of any kind, including (without limitation) corporations, partnerships, limited liability companies, Governmental Entities and any other entity organized or formed under the law of any jurisdiction.

                  "Registrable Securities" means the shares of Common Stock to be held by the Shareholder or any Affiliate of the Shareholder following the consummation of the initial public offering of Common Stock contemplated hereby or held thereafter by any Permitted Transferee and any shares of Common Stock issued or issuable in respect of such shares by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar law then in force, (d) they shall have been otherwise transferred to any Person other than a Permitted Transferee, or (e) they shall have ceased to be outstanding.

                  "Registration Expenses" means all out-of-pocket expenses incident to the Company's performance of or compliance with Article III, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of underwriters' counsel in connection with any blue sky memoranda), all word processing, duplicating and printing expenses, all listing fees, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any audits or "cold comfort" letters


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

required by or incident to such performance and compliance, the reasonable fees and disbursements of one outside counsel retained by the holders of Registrable Securities being registered (which counsel shall be satisfactory to the holders of a majority of the shares of Registrable Securities being registered), and the out-of-pocket expenses of underwriters typically paid by issuers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, relating solely to the Registrable Securities being registered. Notwithstanding the foregoing, "Registration Expenses" shall not include the expenses of any special audit by outside auditors of the Company as distinguished from the expenses of an annual audit.

                  "Rule 144" means Rule 144 under the Securities Act, or any successor.

                  "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated from time to time thereunder.

                                   ARTICLE II
                              REGISTRATION RIGHTS

                  2.1 Registration of Registrable Securities.

                  (a) Request. Upon the written request of the holder or holders of Registrable Securities holding at least 25% of the Registrable Securities (the "Requesting Holders"), specifying the intended method of disposition of such Registrable Securities, the Company shall effect the registration under the Securities Act of the portion of such holders' Registrable Securities specified in such request for disposition in accordance with the intended method of disposition as specified in such request. The Company shall promptly give written notice of any requested registration to the other holders of Registrable Securities and shall use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                               (i) the Registrable Securities that the Company
                  has been so requested to register by such Requesting Holder;
                  and

                               (ii) such Registerable Securities owned by other
                  holders that such holders request in writing, within 15 days after receipt of written notice from the Company, to be registered,

all to the extent requisite to permit the disposition of the Registrable Securities and such other securities so to be registered.

                  Whenever the Company shall effect a registration pursuant to this Section 2.1(a), no securities other than Registrable Securities shall be included among the securities covered by such registration unless the holders of not less than 50% of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.


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

                  (b) Certain Limitations. The foregoing notwithstanding, the Company shall not be obligated to file and cause to become effective any registration statement pertaining to Registrable Securities that do not, in the aggregate, equal or exceed 25% of the outstanding Registrable Securities. In addition, with respect to any registration statement filed, or to be filed, pursuant to Section 2.1(a), if the Board of Directors of the Company determines that, in its reasonable judgment, it would (because of the existence of, or in anticipation of, any acquisition involving the Company or any of its subsidiaries or any financing activity, or the unavailability for reasons substantially beyond the Company's control of any required financial statements, or any other event or condition of similar significance to the Company or any of its subsidiaries) be significantly disadvantageous (a "Disadvantageous Condition") to the Company or any of its subsidiaries for such a registration statement to become effective, or to be maintained effective, the Company shall, notwithstanding any other provision of this Article II, be entitled, upon the giving of a written notice (a "Delay Notice") to such effect to each holder of Registrable Securities included or to be included in such registration statement, to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until, in the reasonable judgment of the Board of Directors, such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the holders of Registrable Securities with respect to which any such registration statement has been filed, or was to have been filed). Upon the reasonable request of any holder of Registrable Securities included or to be included in such registration statement, the Company will disclose to such holder the nature of such Disadvantageous Condition in reasonable detail. Upon receipt of any notice of the existence of a Disadvantageous Condition, such holders of Registrable Securities selling securities pursuant to an effective registration statement will forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, each such holder of Registrable Securities will deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice, and, in the event no registration statement has yet been filed, all drafts of the prospectus covering such Registrable Securities. Notwithstanding the foregoing provisions of this subparagraph (B): (1) the Company shall not be entitled to delay any registration of Registrable Securities requested pursuant to Section 2.1(a) by reason of any existing or anticipated Disadvantageous Condition for a period of more than 90 consecutive days from the giving of its Delay Notice to the holders of such Registrable Securities with respect to such Disadvantageous Condition, as above provided, and this subparagraph (B) shall have no further force or effect from and after the end of such 90-day period with respect to any registration statement filed or otherwise required to be filed pursuant to
Section 2.1(a), or with respect to any other obligation of the Company pursuant to this Article II with respect to the request to which such registration statement relates and (2) the Company shall be entitled to serve only one Delay Notice within any period of 90 consecutive days.

                  (c) Piggyback Rights. If the Company shall at any time propose the registration under the Securities Act of shares of Common Stock for sale through underwriters (including the registration for a delayed offering (a "Shelf Registration")), the Company shall give written notice of such proposed registration (a "Piggyback Registration") to all holders of Registrable


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
Securities and, if a registration statement is filed in connection with such registration at the request of holders of Common Stock of the Company, subject to the rights of such holders, will include in any such registration Registrable Securities of any holder who, within 15 days after the giving of such notice, shall request such inclusion, provided that if in the opinion of the managing underwriter for such offering the inclusion of such Registrable Securities therein would adversely affect the number of shares of Common Stock the Company could sell or the price the Company could receive for such shares or would in any other manner materially adversely affect such offering, the number of Registrable Securities to be so included shall be reduced on a pro rata basis (based on the number of Registrable Securities requested to be included) so that each holder of Registrable Securities shall be entitled to include only such number of Registrable Securities, if any, as such managing underwriter has advised may be included in such registration without adversely affecting the offering or the price or the number of shares of Common Stock to be sold in such registration by the Company. In the event Registrable Securities are included in a Shelf Registration and the holders of such Registrable Securities subsequently elect not to sell such Registrable Securities thereunder, the Company will de-register such Registrable Securities (including filing a post-effective amendment to the Registration Statement for such Shelf Registration) and such election shall not affect the rights of such holders hereunder. Each holder of securities included in a Piggyback Registration shall sell its Registrable Securities through the underwriters for the shares of Common Stock otherwise sold thereunder pursuant to an underwriting agreement acceptable to such underwriters and on the same terms and conditions as the Company. Each holder of Registrable Securities included in such registration shall otherwise be entitled to all the benefits of this Agreement. A holder who has given notice to the Company hereunder requesting inclusion of any Registrable Securities in a Piggyback Registration shall have the right to withdraw its Registrable Securities from the Piggyback Registration at any time prior to the effective date of the registration statement for such Piggyback Registration. The Company shall have the right to delay any offering or to withdraw any registration statement to which this
Section 2.1(c) relates at any time prior to the effective date thereof.

                  2.2 Registration Statement Form. Registrations under this
Article II shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company agrees to include in any such registration statement all information that holders of Registrable Securities being registered shall reasonably request.

                  2.3 Expenses. The Company shall pay all Registration Expenses in connection with registrations that become effective pursuant to this Article
II. The Company shall not be liable for Registration Expenses in connection with a registration that shall not have become effective due to a revocation by the holders of Registrable Securities. In such event, the obligation to pay the Registration Expenses in connection with such revoked registration shall be due and payable by the holders of Registrable Securities proposed to be included in such registration, such expenses shall be borne by them in proportion to the number of Registrable Securities requested by them to be registered, and the Company's obligation to pay all Registration Expenses in connection with registrations hereunder shall continue unabated to the extent unsatisfied by any prior registrations.


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

                  2.4 Effective Registration Statement. A registration requested pursuant to this Article II shall not be deemed to have been effected unless a registration statement relating thereto (a) has become effective under the Securities Act and any of the Registrable Securities included in such registration have actually been sold thereunder or (b) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Securities included in such registration have actually been sold thereunder), provided that the Company may discontinue any effective registration statement requested pursuant to this Article II if and so long as a Disadvantageous Condition shall exist, and, in such event, such registration statement shall be at the sole expense of the Company.

                  2.5 Underwriters. The managing underwriter or underwriters of any underwritten public offering effected pursuant to Section 2.1(a) hereof shall be determined by the holders of Registrable Securities holding at least 50% of the Registrable Securities to be included in such registration statement and shall be reasonably acceptable to the Company.

                  2.6 Apportionment in Registrations Requested. With respect to any registration requested pursuant to Section 2.1(a), if the managing underwriter shall advise the Company in writing (with a copy to each holder including Registrable Securities in such registration statement) that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the holders of more than 50% of the Registrable Securities requested to be included in such registration or would in any other manner adversely affect such offering, the number of Registrable Securities requested to be so included shall be reduced so that each seller shall be entitled to include such number of Registrable Securities, as the case may be, determined by multiplying the number of shares that such managing underwriter has advised may be included in such registration without adversely affecting the offering or the price range thereof by a fraction, the numerator of which is the number of Registrable Securities held by such seller and the denominator of which is the total number of Registrable Securities held by all Persons who are selling securities in the offering.

                                  ARTICLE III
                            REGISTRATION PROCEDURES

                  3.1 Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Article II, the Company shall as expeditiously as possible:

                  (a) prepare and as soon thereafter as is reasonably practicable file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective;

                  (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended method of disposition set forth in such registration statement or 90 days after the effective date of the registration statement, whichever is shorter;

                  (c) furnish without charge to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, conforming with the requirements of the Securities Act and such other documents as such seller may reasonably request;

                  (d) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect and take any other action that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 3.1(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (e) furnish to each seller of Registrable Securities and the underwriters (if applicable) a signed copy, addressed to such seller, except as provided in Section 3.1(e)(ii) below, and the underwriters, of

                               (i) an opinion of qualified outside counsel for
                  the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement) with respect to such matters as are customarily covered in counsels' opinions to underwriters in underwritten public offerings of securities, which shall be reasonably satisfactory in form, scope and substance to the sellers and the underwriters, and

                               (ii) a "comfort" letter, dated the effective
                  date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to the underwriters


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
                  and, to the extent the same can be reasonably obtained, to each seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial, tabular and statistical matters as are typically covered in such a "comfort" letter as the underwriters may reasonably request;

                  (f) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus, and use its best efforts to cause any such amendment, if a post-effective amendment, to be declared effective, as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as amended or supplemented, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and

                  (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  3.2 Underwriting Agreement. If requested by the underwriters for any offering pursuant to a registration requested under Section 2.1(a), the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Article IV below. In connection with any registration pursuant to Article II hereof, each holder of Registrable Securities agrees, by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect in any public sale or distribution (including any sale pursuant to Rule 144) of Registrable Securities (other than as part of such underwritten public offering) within seven days prior to the effective date of such registration statement or 120 days after the effective date of such registration statement. The Company agrees, if so required by the managing underwriters, not to effect any public sale or distribution for its own account of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during the seven days prior to and the 120 days (or such other number of days as the Company and such managing underwriters may agree) after the effective date of any such registration statement, except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

                  3.3 Shareholder's Information. The Company may require each proposed seller of Registrable Securities as to which any registration is being effected, including the Shareholder, to promptly furnish the Company, as a condition precedent to including such holder's Registrable Securities in any registration, such information regarding such seller as the Company may from time to time reasonably request in writing and as may be necessary in order for the Company to comply with its obligations hereunder.

                  3.4 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall give the holders of Registrable Securities, their underwriters and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  3.5 Nominees for Beneficial Owners. If any Registrable Securities are held by a nominee for the holder as the beneficial owner thereof, the holder may upon the giving of written notice to the Company, at his election, be treated as the holder of such Registrable Securities for purposes of any request or other action by him pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by the holders contemplated by this Agreement. Without limiting the foregoing, the Shareholder and the Company understand that the Shareholder may choose to hold its shares of the Common Stock in one or more corporations or entities controlled by it. For the purposes of this Agreement, such shares held by such corporations or entities shall be deemed to be beneficially owned by the Shareholder.

                                   ARTICLE IV
                                INDEMNIFICATION

                  4.1 Indemnification by the Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall, and hereby does, to the fullest extent permitted by law, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, general and limited partners (and directors and officers thereof and, if such seller is a portfolio or an investment fund, its investment advisors), each other Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each such underwriter, and each such other Person, if any, who controls such seller or any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such seller and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof by such seller or underwriter, as the case may be, and, provided further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, or any person controlling such underwriter, if a copy of the final prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Shares to such person, and if the final prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                  4.2 Indemnification by the Shareholder. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking from the holders of such Registrable Securities, including the Shareholder, or any underwriters to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1), the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and all other prospective sellers and their respective directors, officers, general and limited partners (and directors and officers thereof and investment advisors) and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. No person selling Registrable Securities shall be liable hereunder for any amount in excess of the product obtained by multiplying (a) the purchase price per Registrable Security so sold by such person by (b) the number of Registrable Securities so sold by such person.

                  4.3 Contribution. If the indemnification provided for in this
Article IV is unavailable to the indemnified party or parties in respect of any losses, claims, damages or liabilities referred to therein, then the Company, the sellers of Registrable Securities and the underwriters shall contribute to the amount of such losses, claims, damages or liabilities (a) as between the Company and the holders of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (b) as between the Company, on the one hand, and each holder of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such holders, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such holders bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Company and such holders, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such holders or by the underwriters. The relative fault of the Company, on the one hand, and of each such holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 4.3 were determined by pro rata allocation

(even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.3, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such holder were offered to the public exceeds the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each seller's obligation to contribute pursuant to this Section 4.3 is several in the proportion that the proceeds of the offering received by such seller bears to the total proceeds of the offering received by all of the sellers and not joint.

                  4.4 Notices of Claims, etc. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all underwriters and all persons, if any, who control any underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the registration statement and each person, if any, who controls the Company within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all sellers of Registrable Securities and all persons, if any, who control any seller of Registrable Securities within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the underwriters and such control persons of underwriters, such firm shall be designated in writing by the managing underwriter. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the sellers of Registrable Securities and such controlling persons of the sellers of Registrable Securities, such firm shall be designated in writing by the sellers of a majority of the Registrable Securities covered by the registration statement. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                                   ARTICLE V
                                 MISCELLANEOUS

                  5.1 Notices. Any notice, request, response, instruction or other document to be given hereunder by any Party to any other Party shall be in writing and delivered personally, via telecopy (with receipt confirmed), by recognized international courier service (with receipt confirmed) or by registered or certified United States mail, postage prepaid, as follows:

                  (a)          if to the Company, to:

                               TrueTime, Inc.
                               2835 Duke Court
                               Santa Rosa, CA 95407
                               Attention: President
                               Telecopier: 707-527-6640

                  (b)          if to the Shareholder, to:

                               OYO Corporation U.S.A.
                               7334 Gessner Drive
                               Houston, TX 77040
                               Attention: President
                               Telecopier: 713-937-8262

or at such other addresses for a Party as shall be specified by like notice. Any notice that is delivered personally in the manner provided herein shall be deemed to have been duly given to the Party to whom it is directed upon actual receipt by such Party (or its agent for notices hereunder). Any notice that is addressed and mailed in the manner herein provided shall be conclusively presumed to have been duly given to the Party to which it is addressed at the close of business, local time of the recipient, on the fifth day after the day it is so placed in the mail. Any notice that is sent by telecopy shall be deemed to have been duly given to the Party to which it is addressed upon telephonic confirmation of the same as provided herein. A copy of any notices delivered by telecopy shall promptly be mailed in the manner herein provided to the Party to which such notice was given.

                  5.2 Assignment; Other Benefits. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective permitted assigns. Shareholder may not assign its rights under this Agreement, except to Permitted Transferees of Registrable Securities.

                  5.3 Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Person then holding outstanding Registrable Securities. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar) or the same provision hereof at a later time. No failure by a party to insist upon the strict performance of any term, covenant or condition of this Agreement, or to exercise any right or remedy upon breach of any provision, and no acceptance of payment or performance during the continuation of any such breach, shall constitute a waiver of any term, covenant or condition herein or a waiver of any subsequent breach or default in the performance of any term, covenant or condition herein.

                  5.4 Headings. The headings of the Articles and Sections of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

                  5.5 Severability of Provisions. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  5.6 Entire Agreement. This Agreement constitutes the sole understanding of the Parties with respect to the matters provided for herein and supersedes any previous agreements and understandings between the Parties with respect to the subject matter hereof.

                  5.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

                  5.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

                         [Signatures on following page]

                  IN WITNESS WHEREOF, the Parties have hereunto executed this Agreement as of the date first set forth in the introduction to this Agreement.

                                     TRUETIME, INC.,
                                     a Delaware corporation



                                     By:
                                          ----------------------------------
                                     Name:
                                     Title:


                                     OYO CORPORATION U.S.A.,
                                     a Texas corporation



                                     By:
                                          ----------------------------------
                                     Name:
                                     Title: